                                 EXHIBIT 99.1

                      Press Release dated April 12, 2000

For Information Contact
-----------------------
At Greater Bay Bancorp:          At Financial Relations Board:
David L. Kalkbrenner             Christina Carrabino (general information)
President and CEO                Stephanie Mishra (analyst contact)
(650) 614-5767                   (415) 986-1591
Steven C. Smith
EVP, CAO and CFO
(650) 813-8222

                             FOR IMMEDIATE RELEASE

  GREATER BAY BANCORP'S FIRST QUARTER EARNINGS, INCLUDING TECHNOLOGY GAINS AND
                EXCLUDING MERGER COSTS, REACHES $1.07 PER SHARE

PALO ALTO, CA, April 12, 2000 -- Greater Bay Bancorp (Nasdaq: GBBK), a $3.2 billion in assets financial services holding company, today announced record results for the first quarter ended March 31, 2000. Net income for the first quarter of 2000 increased 107.7% to $13.5 million, or $0.91 per diluted share, compared to net income of $6.5 million, or $0.46 per diluted share, for the first quarter of 1999. The first quarter 2000 results included nonrecurring warrant income of $8.6 million compared to nonrecurring warrant income of $4,000 during the first quarter of 1999. In addition, the first quarter of 2000 included nonrecurring merger related costs and extraordinary items of $2.4 million compared to nonrecurring merger related costs and extraordinary items of $88,000 in the first quarter of 1999. As a result, net income, including nonrecurring warrant income and excluding nonrecurring merger related expenses and extraordinary items, increased 140.9% to $15.9 million, or $1.07 per diluted share, for the first quarter of 2000, compared to $6.6 million, or $0.47 per diluted share, in the first quarter of 1999.

Greater Bay Bancorp's core earnings, which is its net income, excluding nonrecurring warrant income, merger related costs and extraordinary items, for the first quarter of 2000 increased 65.3% to $10.8 million, or $0.73 per diluted share, compared to $6.6 million, or $0.47 per diluted share, in the first quarter of 1999. Based on its core earnings for the first quarter of 2000, Greater Bay Bancorp's return on average equity was 23.75%, its return on average assets was 1.43% and its efficiency ratio was 45.53%. During the first quarter of 1999, Greater Bay Bancorp's core earnings resulted in return on average equity of 20.04%, return on average assets of 1.25% and an efficiency ratio of 56.46%.

At March 31, 2000, Greater Bay Bancorp's total assets were $3.2 billion, an increase of 40.8% or $927 million from March 31, 1999. Total loans grew to $2.1 billion, an increase of 40.3% or $599 million from March 31, 1999 while total deposits increased to $2.8 billion, an increase of 43.4% or $862 million from March 31, 1999.

"Once again, Greater Bay Bancorp has achieved record operating results, as our earnings per share, return on shareholders' equity and quality asset growth continue to exceed expectations and are significantly higher than industry averages for high performing banks", said David Kalkbrenner, president and chief executive officer of Greater Bay Bancorp.

Mr. Kalkbrenner continued "In addition we are very pleased to report that realized warrant positions generated by our Venture Banking Group contributed $8.6 million of income or $0.34 per diluted share to our first quarter 2000 operating results. When these gains are combined with our core earnings per share of $0.73, Greater Bay Bancorp's earnings increased to $1.07 per share, excluding the one time Mt. Diablo National Bank merger costs. We are confident that our Venture Banking Group will continue to contribute nonrecurring warrant income to our operating results in the future; however, the amount of income realized by the Company from the warrants in future periods may vary materially from the current realized amount."

Mr. Kalkbrenner also stated, "While the Venture Banking Group's contributions were significant to our first quarter results, it is important to recognize that Greater Bay Bancorp continues to be a dominant force in its core business of Super Community Banking. During the quarter we closed our sixth acquisition in three years with the addition of Mt. Diablo National Bank and have three other quality community banks scheduled to join the Greater Bay family by the end of 2000. We believe this provides Greater Bay a unique opportunity to be the bank of choice for many businesses and business owners who want the personal relationship of a small bank, yet need the services and lending limits a big bank can provide."

Greater Bay Bancorp's ratio of non-performing assets to total assets was 0.19% at March 31, 2000, compared to 0.19% at December 31, 1999 and 0.21% at March 31, 1999. In addition, the allowance for loan losses represented 2.15% of total loans and 723.6% of total non-performing assets at March 31, 2000, compared to 2.10% and 728.7% at December 31, 1999 and 574.7% at March 31, 1999.

Non-interest income continues to grow, reflecting Greater Bay Bancorp's efforts to further diversify its revenue stream. During the first quarter ended March 31, 2000, the Company's trust fees, depositor services fees, gain on sale of SBA loans, and loan and international banking fees were $2.8 million, up 29.8% from
                                                                  --------
$2.2 million in the first quarter of 1999.

Greater Bay Bancorp's capital ratios continue to be above the well-capitalized guidelines established by the bank regulatory agencies.

Greater Bay Bancorp recently signed definitive agreements to merge with Coast Bancorp, Santa Cruz, California, which is anticipated to close in the second quarter of 2000; Bank of Santa Clara, Santa Clara, California, which is anticipated to close in the third quarter of 2000 and Bank of Petaluma, Petaluma, California, which is anticipated to close in the fourth quarter of 2000. On a pro forma basis, as if these mergers had occurred on March 31, 2000, Greater Bay Bancorp would have had assets of approximately $4.1 billion.

Greater Bay Bancorp through its seven subsidiary banks, Bay Area Bank, Bay Bank of Commerce, Cupertino National Bank, Golden Gate Bank, Mid-Peninsula Bank, Mt. Diablo National Bank, and Peninsula Bank of Commerce, along with its operating divisions, serves clients throughout Silicon Valley, San Francisco, the San Francisco Peninsula, and the Contra Costa Tri-Valley Region, with offices located in Blackhawk, Cupertino, Danville, Fremont, Hayward, Lafayette, Millbrae, Palo Alto, Pleasanton, Redwood City, San Francisco, San Jose, San Leandro, San Mateo, San Ramon, Santa Clara, and Walnut Creek.

Safe Harbor

This document may contain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. For a discussion of factors that could cause actual results to differ, please see the publicly available Securities and Exchange Commission filings of Greater Bay Bancorp, including its Annual Report on Form 10-K for the year ended December 31, 1999, and particularly the discussion of risk factors within such documents.

We have historically obtained rights to acquire stock, in the form of warrants, in certain clients as part of negotiated credit facilities. We may not be able to realize gains from these equity instruments in future periods due to fluctuations in the market prices of the underlying common stock of these companies. The timing and amount of income, if any, from the disposition of client warrants typically depend upon factors beyond our control, including the general condition of the public equity markets, levels of mergers and acquisitions activity, and legal and contractual restrictions on our ability to sell the underlying securities. Therefore, future gains cannot be predicted with any degree of accuracy and are likely to vary materially from period to period. In addition, a significant portion of the income we realize from the disposition of client warrants may be offset by expenses related to our efforts to build an infrastructure sufficient to support our present and future business activities, as well as expenses incurred in evaluating and pursuing new business opportunities, or by increases to the provision for loan losses.

For investor information on Greater Bay Bancorp at no charge, call our automated shareholder information line at 1-800-PRO-INFO (1-800-776-4636) and enter code GBBK. For international access, dial 1-201-432-6555.

                          - FINANCIAL TABLES FOLLOW -

Page 4
                               GREATER BAY BANCORP
                       MARCH 31, 2000 - FINANCIAL SUMMARY
                  ($ in 000's, except share and per share data)

SELECTED CONSOLIDATED FINANCIAL CONDITION DATA:

                                                                     March 31          Dec 31         Sept 30         June 30
                                                                         2000            1999            1999            1999
                                                                  -----------     -----------     -----------     -----------
Cash and Due From Banks                                           $   139,742     $   107,591     $   121,742     $   114,398
Investments                                                           869,459         725,976         695,015         675,288
Loans:
               Commercial                                             917,326         810,399         750,895         707,024
               Term Real Estate - Commercial                          522,852         484,076         441,510         373,443
                                                                  -----------     -----------     -----------     -----------
                  Total Commercial                                  1,440,178       1,294,475       1,192,405       1,080,467
               Construction                                           441,085         417,326         347,715         315,408
               Real Estate - Other                                     97,437          92,688          98,336         100,511
               Consumer and Other                                     111,269         123,528         111,305         109,758
               Deferred Loan Fees, Net                                 (7,321)         (6,840)         (6,230)         (5,818)
                                                                  -----------     -----------     -----------     -----------
                   Total Loans                                      2,082,648       1,921,177       1,743,531       1,600,326
                   Allowance for Loan Losses                          (44,820)        (40,421)        (33,028)        (29,187)
                                                                  -----------     -----------     -----------     -----------
               Total Loans, Net                                     2,037,828       1,880,756       1,710,503       1,571,139
Other Assets                                                          150,613         131,765         114,090         103,326
                                                                  -----------     -----------     -----------     -----------
Total Assets                                                      $ 3,197,642     $ 2,846,088     $ 2,641,350     $ 2,464,151
                                                                  ===========     ===========     ===========     ===========
Deposits:
               Demand, Non-Interest Bearing                       $   627,116     $   514,482     $   468,674     $   416,978
               NOW, MMDA and  Savings                               1,668,289       1,463,517       1,374,684       1,258,623
               Time Certificates, $100,000 and over                   476,975         434,540         403,679         368,020
               Other Time Certificates                                 73,086          93,847         112,446         112,364
                                                                  -----------     -----------     -----------     -----------
                   Total Deposits                                   2,845,466       2,506,386       2,359,483       2,155,985
                                                                  -----------     -----------     -----------     -----------
Other Borrowings                                                       41,100          69,100          52,678          90,635
Other Liabilities                                                      53,226          47,007          33,582          28,234
                                                                  -----------     -----------     -----------     -----------
                   Total Liabilities                                2,939,792       2,622,493       2,445,743       2,274,854
                                                                  -----------     -----------     -----------     -----------
Trust Preferred Securities                                             59,500          50,000          50,000          50,000
Stockholders' Equity                                                  198,350         173,595         145,607         139,297
                                                                  -----------     -----------     -----------     -----------
                   Regulatory Capital                                 257,850         223,595         195,607         189,297
                                                                  -----------     -----------     -----------     -----------
Total Liabilities and Shareholders' Equity                        $ 3,197,642     $ 2,846,088     $ 2,641,350     $ 2,464,151
                                                                  ===========     ===========     ===========     ===========
Average Quarterly Total Loans, excluding Nonaccrual               $ 1,985,551     $ 1,814,744     $ 1,675,088     $ 1,548,566
Average Quarterly Investments                                     $   842,904     $   800,475     $   672,376     $   670,236
Average Quarterly Interest Earning Assets                         $ 2,828,455     $ 2,615,219     $ 2,347,464     $ 2,218,803
Average Quarterly Interest Bearing Liabilities                    $ 2,244,839     $ 2,108,995     $ 1,934,828     $ 1,826,994
Average Quarterly Assets                                          $ 3,043,787     $ 2,811,106     $ 2,534,508     $ 2,388,154
Average Quarterly Equity                                          $   183,592     $   151,094     $   144,073     $   141,635
Regulatory Capital
               Tier I or Leverage Capital                         $   269,549     $   218,524     $   190,680     $   179,872
               Total Capital                                      $   306,443     $   252,994     $   226,092     $   214,571
Nonperforming Assets
               Nonaccrual Loans                                   $     5,170     $     4,418     $     6,028     $     3,487
               Loans 90 Days Past Due & Accruing                           10              51            --               199
               Restructured Loans                                         743             807           1,492           1,034
               OREO                                                       271             271             515             595
                                                                  -----------     -----------     -----------     -----------
Total Nonperforming Assets                                        $     6,194     $     5,547     $     8,035     $     5,315
                                                                  ===========     ===========     ===========     ===========
Greater Bay Trust Company Assets                                  $   751,677     $   697,435     $   652,054     $   659,414

                                                                       Mar 31
                                                                         1999
                                                                  -----------
Cash and Due From Banks                                           $    98,553
Investments                                                           621,728
Loans:
               Commercial                                             651,860
               Term Real Estate - Commercial                          369,663
                                                                  -----------
                  Total Commercial                                  1,021,523
               Construction                                           272,300
               Real Estate - Other                                     90,417
               Consumer and Other                                     105,329
               Deferred Loan Fees, Net                                 (5,598)
                                                                  -----------
                   Total Loans                                      1,483,971
                   Allowance for Loan Losses                          (26,866)
                                                                  -----------
               Total Loans, Net                                     1,457,105
Other Assets                                                           92,908
                                                                  -----------
Total Assets                                                      $ 2,270,294
                                                                  ===========
Deposits:
               Demand, Non-Interest Bearing                       $   397,632
               NOW, MMDA and  Savings                               1,124,487
               Time Certificates, $100,000 and over                   346,372
               Other Time Certificates                                115,269
                                                                  -----------
                   Total Deposits                                   1,983,760
                                                                  -----------
Other Borrowings                                                       72,735
Other Liabilities                                                      27,739
                                                                  -----------
                   Total Liabilities                                2,084,234
                                                                  -----------
Trust Preferred Securities                                             50,000
Stockholders' Equity                                                  136,060
                                                                  -----------
                   Regulatory Capital                                 186,060
                                                                  -----------
Total Liabilities and Shareholders' Equity                        $ 2,270,294
                                                                  ===========
Average Quarterly Total Loans, excluding Nonaccrual               $ 1,403,292
Average Quarterly Investments                                     $   562,272
Average Quarterly Interest Earning Assets                         $ 1,965,564
Average Quarterly Interest Bearing Liabilities                    $ 1,609,827
Average Quarterly Assets                                          $ 2,133,395
Average Quarterly Equity                                          $   132,773
Regulatory Capital
               Tier I or Leverage Capital                         $   167,903
               Total Capital                                      $   207,371
Nonperforming Assets
               Nonaccrual Loans                                   $     3,104
               Loans 90 Days Past Due & Accruing                         --
               Restructured Loans                                         951
               OREO                                                       620
                                                                  -----------
Total Nonperforming Assets                                        $     4,675
                                                                  ===========
Greater Bay Trust Company Assets                                  $   630,840

SELECTED QUARTERLY CONSOLIDATED FINANCIAL CONDITION RATIOS:
                                                                      Mar 31          Dec 31         Sept 30
                                                                        2000            1999            1999
                                                                   ---------        --------        --------
Loan to Deposit Ratio                                                  73.19%          76.65%          73.89%
Ratio of Allowance for Loan Losses to:
               Total Loans                                              2.15%           2.10%           1.89%
               Total Nonperforming Assets                             723.60%         728.70%         411.05%
Total Nonperforming Assets to Total Assets                              0.19%           0.19%           0.30%
Ratio of Quarterly Net Charge-offs to Average Loans, annualized        -0.34%          -0.28%           0.02%
Ratio of YTD Net Charge-offs to Average Loans, annualized              -0.34%          -0.09%          -0.02%
Internal Loan Growth, Annualized                                       33.80%          40.42%          35.89%
Recurring Revenue Growth, Annualized                                   23.79%          60.88%          58.21%
Earning Assets to Total Assets                                         92.39%          93.10%          92.33%
Earning Assets to Interest-Bearing Liabilities                        127.40%         125.51%         122.34%
Capital Ratios:
               Leverage (1)                                             8.86%           7.77%           7.52%
               Tier 1 Risk Based Capital (1)                           10.10%           9.16%           8.78%
               Total Risk Based Capital (1)                            11.48%          10.61%          10.41%
Risk Weighted Assets                                              $2,669,973     $ 2,384,511     $ 2,172,461
Book Value Per Share                                              $    14.03     $     12.43     $     10.87
Total Shares Outstanding                                          14,134,268      13,964,065      13,390,746

                                                                      June 30        Mar 31
                                                                         1999          1999
                                                                      --------      -------
SELECTED QUARTERLY CONSOLIDATED FINANCIAL CONDITION RATIOS:
Loan to Deposit Ratio                                                   74.23%        74.81%
Ratio of Allowance for Loan Losses to:
               Total Loans                                               1.82%         1.81%
               Total Nonperforming Assets                              549.14%       574.67%
Total Nonperforming Assets to Total Assets                               0.22%         0.21%
Ratio of Quarterly Net Charge-offs to Average Loans, annualized         -0.01%        -0.07%
Ratio of YTD Net Charge-offs to Average Loans, annualized               -0.04%        -0.07%
Internal Loan Growth, Annualized                                        31.80%        47.47%
Recurring Revenue Growth, Annualized                                    44.73%         2.60%
Earning Assets to Total Assets                                          92.44%        92.86%
Earning Assets to Interest-Bearing Liabilities                         121.19%       123.37%
Capital Ratios:
               Leverage (1)                                              7.53%         7.87%
               Tier 1 Risk Based Capital (1)                             9.33%         9.29%
               Total Risk Based Capital (1)                             11.13%        11.47%
Risk Weighted Assets                                              $ 1,927,955   $ 1,807,523
Book Value Per Share                                              $     10.47       $ 10.38
Total Shares Outstanding                                           13,310,362    13,109,887

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp, Bay Area Bancshares, Bay Commercial Services and Mt. Diablo Bancshares on a pooling-of-interests basis.

Greater Bay Bancorp Announces First Quarter Earnings
Financial Tables
Page 5

                              GREATER BAY BANCORP
                      MARCH 31, 2000 - FINANCIAL SUMMARY
                 ($ in 000's, except share and per share data)


SELECTED QUARTERLY CONSOLIDATED OPERATING DATA:

                                                                                       First      Fourth       Third
                                                                                     Quarter     Quarter     Quarter
                                                                                        2000        1999        1999
                                                                                    --------    --------    --------
Interest Income                                                                     $ 61,230    $ 55,568    $ 49,426
Interest Expense                                                                      24,852      22,513      19,830
                                                                                    --------    --------    --------
               Net Interest Income Before Provision for Loan Losses                   36,378      33,055      29,596

Provision for Loan Losses                                                              5,227       6,232       3,752
                                                                                    --------    --------    --------
               Net Interest Income After Provision for Loan Losses                    31,151      26,823      25,844
Other Income:
Trust Fees                                                                               924         774         768
Depositor Service Fees                                                                   811         916         791
ATM Fees                                                                                 425         474         620
Loan and International Banking Fees                                                      991         862         871
Gain on Sale of SBA Loans                                                                108          85         272
Gain/(loss) on Investments                                                                (1)        (23)          4
Other Income (1)                                                                       2,827       3,949       1,836
                                                                                    --------    --------    --------
                                                                                       6,085       7,037       5,162
Nonrecurring - Warrant Income (5)                                                      8,609      14,278        --
                                                                                    --------    --------    --------
  Other Income                                                                        14,694      21,315       5,162
Operating Expenses:
Compensation and Benefits                                                             10,979      10,745       9,482
Occupancy and Equipment                                                                3,917       3,449       2,978
Professional Services & Legal                                                            806         481         756
Client Services                                                                          500         474         323
FDIC Insurance and Assessments                                                           202         179         167
Other Real Estate, Net                                                                    10         (53)         30
Other Expenses                                                                         2,921       3,112       3,244
                                                                                    --------    --------    --------
                                                                                      19,335      18,387      16,980
Nonrecurring Expenses (2) (5)                                                           --        11,837        --
                                                                                    --------    --------    --------
  Total Operating Expenses                                                            19,335      30,224      16,980
                                                                                    --------    --------    --------
Income Before Income Taxes, Merger and Other Related
               Nonrecurring Costs and Extraordinary Items                             26,510      17,914      14,026
Income Taxes:
Income Tax Expense                                                                     7,058       5,660       5,242
Nonrecurring Income Tax Expense (5)                                                    3,590      (2,046)       --
                                                                                    --------    --------    --------
  Total Income Tax Expense                                                            10,648       3,614       5,242
Income Before Merger and Other Related Nonrecurring Costs and Extraordinary Items     15,862      14,300       8,784
Merger and Other Related Nonrecurring Costs, net of tax (5)                            2,389       3,995        --
                                                                                    --------    --------    --------
Net Income Before Extraordinary Items                                                 13,473      10,305       8,784
Extraordinary Items, net of tax (3)                                                     --          --          --
                                                                                    --------    --------    --------
                   Net Income                                                       $ 13,473    $ 10,305    $  8,784
                                                                                    ========    ========    ========
                                                                                      Second       First
                                                                                     Quarter     Quarter
                                                                                        1999        1999
                                                                                    --------    --------
Interest Income                                                                     $ 45,155    $ 40,149
Interest Expense                                                                      18,283      15,929
                                                                                    --------    --------
               Net Interest Income Before Provision for Loan Losses                   26,872      24,220

Provision for Loan Losses                                                              1,917       1,163
                                                                                    --------    --------
               Net Interest Income After Provision for Loan Losses                    24,955      23,057
Other Income:
Trust Fees                                                                               727         721
Depositor Service Fees                                                                   660         712
ATM Fees                                                                                 501         515
Loan and International Banking Fees                                                      651         449
Gain on Sale of SBA Loans                                                                351         302
Gain/(loss) on Investments                                                              --          --
Other Income (1)                                                                         591         419
                                                                                    --------    --------
                                                                                       3,481       3,118
Nonrecurring - Warrant Income (5)                                                        226           4
                                                                                    --------    --------
  Other Income                                                                         3,707       3,122
Operating Expenses:
Compensation and Benefits                                                              9,129       8,714
Occupancy and Equipment                                                                2,750       3,026
Professional Services & Legal                                                            601         580
Client Services                                                                          138         439
FDIC Insurance and Assessments                                                           128         117
Other Real Estate, Net                                                                    15          21
Other Expenses                                                                         3,403       2,537
                                                                                    --------    --------
                                                                                      16,164      15,434
Nonrecurring Expenses (2) (5)                                                            323        --
                                                                                    --------    --------
  Total Operating Expenses                                                            16,487      15,434
                                                                                    --------    --------
Income Before Income Taxes, Merger and Other Related
               Nonrecurring Costs and Extraordinary Items                             12,175      10,745
Income Taxes:
Income Tax Expense                                                                     4,883       4,181
Nonrecurring Income Tax Expense (5)                                                     (173)       --
                                                                                    --------    --------
  Total Income Tax Expense                                                             4,710       4,181
Income Before Merger and Other Related Nonrecurring Costs and Extraordinary Items      7,465       6,564
Merger and Other Related Nonrecurring Costs, net of tax (5)                            2,492        --
                                                                                    --------    --------
Net Income Before Extraordinary Items                                                  4,973       6,564
Extraordinary Items, net of tax (3)                                                     --           (88)
                                                                                    --------    --------
                   Net Income                                                       $  4,973    $  6,476
                                                                                    ========    ========
SELECTED QUARTERLY CONSOLIDATED OPERATING RATIOS:
                                                                           First            Fourth            Third
                                                                         Quarter           Quarter          Quarter
                                                                            2000              1999             1999
                                                                  --------------    --------------    -------------
Income Per Share (Before Nonrecurring, Merger and Extraordinary
  Items) (5)
               Basic                                              $        0.77    $         0.73    $         0.66
               Diluted                                            $        0.73    $         0.68    $         0.62
Income Per Share (Before Merger and Extraordinary Items)
               Basic                                              $        1.13    $         1.06    $         0.66
               Diluted                                            $        1.07    $         0.99    $         0.62
Net Income Per Share
               Basic                                              $        0.96    $         0.77    $         0.66
               Diluted                                            $        0.91    $         0.72    $         0.62
Weighted Average Common Shares Outstanding                           14,031,000        13,459,000        13,394,000
Weighted Average Common & Common Equivalent
               Shares Outstanding                                    14,763,000        14,400,000        14,190,000
Return on Period Average Assets, annualized (4)                            1.43%             1.38%             1.38%
Return on Period Average Equity, annualized (4)                           23.75%            25.77%            24.19%
Net Interest Margin - Average Earning Assets                               5.17%             5.01%             5.00%
Operating Expense Ratio (Before Nonrecurring, Merger and
  Extraordinary Items)                                                     2.55%             2.60%             2.66%
Efficiency Ratio (Before Nonrecurring, Merger and
  Extraordinary Items)                                                    45.53%            45.86%            48.85%

                                                                                        Second           First
                                                                                       Quarter         Quarter
                                                                                          1999            1999
                                                                                   -----------     -----------
SELECTED QUARTERLY CONSOLIDATED OPERATING RATIOS:
Income Per Share (Before Nonrecurring, Merger and Extraordinary Items) (5)
               Basic                                                               $      0.56     $      0.50
               Diluted                                                             $      0.53     $      0.47
Income Per Share (Before Merger and Extraordinary Items)
               Basic                                                               $      0.56     $      0.50
               Diluted                                                             $      0.53     $      0.47
Net Income Per Share
               Basic                                                               $      0.38     $      0.50
               Diluted                                                             $      0.35     $      0.46
Weighted Average Common Shares Outstanding                                          13,231,000      13,053,000
Weighted Average Common & Common Equivalent
               Shares Outstanding                                                   14,070,000      13,973,000
Return on Period Average Assets, annualized (4)                                           1.24%           1.25%
Return on Period Average Equity, annualized (4)                                          20.93%          20.04%
Net Interest Margin - Average Earning Assets                                              4.86%           5.00%
Operating Expense Ratio (Before Nonrecurring, Merger and Extraordinary Items)             2.71%           2.93%
Efficiency Ratio (Before Nonrecurring, Merger and Extraordinary Items)                   53.25%          56.46%

(1) Q1 2000, Q4 and Q3 of 1999 include a $2.1 million, $3.1 million, and $900,000 gain on an equity investment, respectively.

(2) Q4 and Q2 of 1999 Nonrecurring Expenses are comprised of $7.4 million and $323,000 in donations to the GBB Foundation, respectively.

(3) Includes $88,000 loss on early retirement of subordinated debt.

(4) Before Nonrecurring, Merger and Extraordinary Items of $2.6 million, net of tax, in Q1 2000; $492,000, net of tax, in Q4 1999; $2.5 million, net of tax, in Q2 1999; $88,000, net of tax, in Q1 1999.

(5) Components of Nonrecurring, Merger and Extraordinary Items. Net Income excluding these items is $10,843 for Q1 2000, $9,813 for Q4 1999; $8,784 for Q3 1999; $7,389 for Q2 1999 and $6,560 for Q1 1999.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp, Bay Area Bancshares, Bay Commercial Services and Mt. Diablo Bancshares on a pooling-of-interests basis.